SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 25, 2005
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                              Alliance Towers, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Florida                        000-29689                65-0986953
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(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

    5401 S. Dale Mabry, Tampa, Florida                               33611
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 (Address of principal executive offices)                         (Zip code)

        (813) 805-9575 Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

      On January 25, 2005, Alliance Towers, Inc., a Florida corporation (the "Company") issued the following unregistered securities:

      The Company issued 100,000,000 shares of its common stock, valued at $0.00123 per share, to OWW Clearing LLC, for the satisfaction of note payables and accrued interest in the amount of $123,676. These notes represent funds received from OWW Clearing LLC between April 2003 and January 2004.

      The Company issued 150,000,000 shares of its common stock, valued at $0.00127 per share, to Lee Matzig for the satisfaction of a note payable and accounts payable in the amount of $190,730.53 in connection with August Project 1 Corp. This amount due represented amounts carried over from August Project 1 Corp. through the merger with Alliance Towers, Inc. on February 13, 2003.

      The Company issued 31,924,000 shares of its common stock, valued at $0.0013 per share, to Diversified LLC for the satisfaction of a note payable in the amount of $41,500. On August 1, 2004, the Company issued a note payable in the amount of $80,476 for partial payment of tower inventory purchased on that date and as of January 25, 2005, the remaining principal balance of the note was $41,500.

      The Company issued 59,384,615 shares of its common stock, valued at $0.0013 per share, to Kenneth Brand for the satisfaction of deferred consulting expenses in the amount of $77,200, which had accumulated through March 2004.

      The Company issued 64,477,692 shares of its common stock, valued at $0.0013 per share, to Michael Delin for the satisfaction of deferred compensation expenses in the amount of $83,821, which had accumulated through January 2005.

      The Company issued 305,590,000 shares of its common stock, valued at $0.0013 per share, to Bottom Line Advisors for the satisfaction of accounts payable in the amount of $398,567, which amount was due to Central Wireless., Inc. Bottom Line Advisors contracted with Central Wireless, Inc. for the purchase of the Central Wireless, Inc. accounts receivables that were owed by the Company. Central Wireless, Inc. received 134,065,000 shares of common stock in the transaction from the shares issued to Bottom Line.

      The Company issued 150,000,000 shares of its common stock, valued at $0.001, to Bottom Line Advisors for advisory services.

         In addition, on February 2, 2005, the Company issued 153,526,923 shares of its common stock, valued at $0.0013 per share, to Robert Sandburg for the satisfaction of deferred compensation expenses in the amount of $199,585, which had accumulated through January 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ALLIANCE TOWERS, INC.

Date:    March 10, 2005                        By: /s/ Robert Sandburg
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                                               Name:   Robert Sandburg
                                               Its:    Chief Executive Officer